Investor Presentation

January 2026



Mercantile Bank Corporation

Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, difficulties and delays in the integration of Mercantile and Eastern and achieving anticipated synergies, cost savings and other benefits from the transaction; adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and other risk factors described in our annual report on Form 10-K for the year ended December 31, 2024, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.



Executive Management Team



RAYMOND REITSMA

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. Reitsma was appointed President and Chief Executive Officer of Mercantile effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years and President for seven years.



CHARLES CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER, AND TREASURER

Mr. Christmas has served as Chief Financial Officer at Mercantile since 1998. Prior to joining Mercantile, Mr. Christmas was a bank examiner for the Federal Deposit Insurance Corporation.

Financial Performance

2025

2025 Performance Highlights

EARNINGS	• 11% EPS growth year-over-year • EPS of $5.47 in 2025 versus $4.93 in 2024 • 1.4% ROAA and 14.1% ROAE in 2025
NET INTEREST MARGIN AND NET INTEREST INCOME	• Net interest margin of 3.47% in 2025 versus 3.58% in 2024 • Adjustment driven by changes in earning asset mix • The lower interest rate environment had little impact on margin as a lower asset yield was largely offset by lower funding rates
COMMERCIAL LOAN PORTFOLIO	• Commercial loans increased 6% when including acquisition • Excluding the acquisition, commercial loans increased 2% • Elevated payoffs offset solid originations • C&I and Owner Occupied CRE combined represented 55% of the portfolio
ASSET QUALITY	• Nonperforming assets to total assets ratio of 0.12% at the end of 2025 • Net loan charge-offs to average loans of 0.04% in 2025
DEPOSIT AND FUNDING	• Continued focus on building local deposit base • Total deposits increased 12% (2% growth excluding deposits gained from the acquisition) • Loan-to-deposit ratio at 91% at YE 2025 versus 98% at YE 2024
CAPITAL	• CET1 capital ratio of 11.0% at the end of 2025 versus 10.7% at the end of 2024 • Total risk-based capital ratio of 14.3% at the end of 2025 versus 14.2% at the end of 2024 • Tangible book value per share of $36.78 at the end of 2025 versus $33.14 at the end of 2024

Profitability Trends

Track record of solid profitability metrics

- Of the top 200 exchange traded banks, MBWM ranked among the top 25 banks for ROAA during 2024

2025: Continued stability in profitability metrics driven by asset growth, margin stability, solid asset quality, and prudent tax strategies

2024: Shift in profitability metrics driven by significant growth in higher cost deposits due to strategic initiative to reduce loan to deposit ratio. The strategy drove asset growth which helped offset margin compression from the intentional change in earning assets mix.

2023: Improvement in profitability metrics driven by strategic balance sheet shift to shorten loan duration and align with funding sources to better manage changing interest rate environments


ROAA Trend
$7,000mm
$6,000mm
$5,000mm
$4,000mm
$3,000mm
$2,000mm
$1,000mm
$0mm
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.28%
1.39%
1.07%
1.23%
1.21%
1.62%
1.40%
1.44%
2018
2019
2020
2021
2022
2023
2024
2025
Average Total Assets
ROAA


ROAE Trend
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
11.33%
12.52%
10.32%
13.11%
14.07%
17.24%
14.35%
14.07%
2018
2019
2020
2021
2022
2023
2024
2025
Average Shareholders' Equity
ROAE

Historical Trends and Shareholder Value

Track record of delivering shareholder value

Solid Earnings and Balance Sheet Growth Trends


Total Assets
9.0% CAGR
$8
$6
$4
$2
$0
Billions
4.4
5.3
4.9
5.4
6.1
6.8
2020 2021 2022 2023 2024 2025


Total Loans
8.6% CAGR
$6
$5
$4
$3
$2
$1
$0
Billions
3.2
3.5
3.9
4.3
4.6
4.8
2020 2021 2022 2023 2024 2025


Total Deposits
9.2% CAGR
$6
$5
$4
$3
$2
$1
$0
Billions
3.4
4.1
3.7
3.9
4.7
5.3
2020 2021 2022 2023 2024 2025


TBVPS
9.0% CAGR
$40
$30
$20
$10
$0
23.86
25.61
24.47
29.31
33.14
36.78
2020 2021 2022 2023 2024 2025


EPS
15.1% CAGR
$6
$5
$4
$3
$2
$1
$0
2.71
3.69
3.85
5.13
4.93
5.47
2020 2021 2022 2023 2024 2025


Cash Dividends
6.0% CAGR
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1.12
1.18
1.26
1.34
1.42
1.50
2020 2021 2022 2023 2024 2025

Acquisition of Eastern Michigan Financial Corporation

Unique and Attractive Partner

- Closed December 31, 2025
- Top-Tier Deposit Franchise
- Strong History of Profitability
- Extremely Low Cost of Funding
- Great Liquidity
- Strong Asset Quality

Goodwill Reconciliation

Consideration:	
Cash	$ 50,900
Common stock (925,013 shares issued at $48.55 per share)	44,900
Total consideration	**$ 95,800**
Identifiable assets acquired	
Cash and due from banks	$ 62,400
Interest-earning deposits	42,100
Securities available for sale	198,400
Loans, net	201,300
Premises and equipment	7,400
Core deposit intangible	20,400
Other assets	16,600
Total identifiable assets acquired	**548,600**
Identifiable liabilities assumed	
Deposits	$ 474,900
Other liabilities	1,100
Total identifiable liabilities acquired	**476,000**
Net identifiable assets acquired	$ 72,600
Goodwill	$ 23,200

Loan to Deposit Ratio*

Multi year strategic initiative to reduce loan-to-deposit ratio

- Reduced to 91% from 98% over last twelve months


105%
100%
95%
90%
85%
$5,500
$5,000
$4,500
$4,000
(In millions)
97.9%
99.0%
99.7%
95.9%
91.2%
4Q24
1Q25
2Q25
3Q25
4Q25
Loan to Deposit Ratio
Total Loans
Total Deposits

*Reflects end of quarter balances

Stable margin and net interest income in a declining interest rate environment


$50mm
$40mm
$30mm
$20mm
$10mm
$0mm
6%
5%
4%
3%
2%
$48mm
$49mm
$49mm
$52mm
$51mm
4.69%
4.35%
4.34%
4.35%
4.01%
3.41%
3.47%
3.48%
3.49%
3.43%
4Q24
1Q25
2Q25
3Q25
4Q25
Net Interest Income
SOFR 90-Day Average
Net Interest Margin

Net Interest Income

Solid net interest income in a lower interest rate environment

- Despite lower interest rate environment, net interest income continues to be solid driven by:
  - YOY Asset growth
  - Active match funding initiatives
  - Higher yield on investments as fixed rate securities reprice
  - Repricing of fixed rate loans
  - Repricing of deposit rates
  - Stable noninterest bearing deposit

Change in asset mix as on balance sheet liquidity grows



$5.6
$5.7
$5.7
$5.9
$5.9
$90mm
$80mm
$70mm
$60mm
$50mm
$40mm
$30mm
$20mm
$10mm
$0mm
Interest Income
$8.7
$8.3
$8.0
$10.6
$10.9
$74
$72
$74
$75
$71
$6B
$5B
$4B
$3B
$2B
$1B
$0B
Assets
4Q24
1Q25
2Q25
3Q25
4Q25
Interest on Loans, including fees
Interest on Securities and Deposits
Average Earning Assets

Costs stable as deposit balances grow



$3.3
$3.4
$3.5
$3.6
$3.6
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Expense ($ in millions)
$7
$7
$7
$7
$6
$27
$25
$26
$27
$25
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Deposits ($ in billions)
4Q24
1Q25
2Q25
3Q25
4Q25
Interest on Deposits
Other Interest Expense
Avg. Interest-Bearing Deposits

Significant low/no cost deposits



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
% of Total Deposits
3%
50%
20%
27%
3%
51%
21%
25%
4%
51%
20%
25%
4%
51%
20%
25%
2%
48%
24%
25%
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Non-interest bearing deposits
Lower-cost deposits
Higher-cost deposits
Brokered deposits

Net Interest Margin

Stabilizing net interest margin

- Proactive balance sheet management strategies that support margin stabilization include:
  - Matched funding fixed rate commercial loans and deposit mix strategies/management
  - Commercial loan back-to-back interest rate swap program
  - Laddered maturities in investment portfolio and purchases of heavily discounted callable agency bonds



Net Interest Income
Net Interest Margin
Earning Asset Yield
Cost of Funds
SOFR 90-Day Average
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
$55
$50
$45
$40
$35
$30
$25
$20
In millions
$48
$49
$49
$52
$51
5.80%
5.73%
5.75%
5.74%
5.52%
4.69%
4.35%
4.34%
4.35%
4.01%
3.41%
3.47%
3.48%
3.49%
3.43%
2.39%
2.26%
2.27%
2.25%
2.09%
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
3rd Qtr 2025
4th Qtr 2025

Qtr-over-Qtr Margin Reconciliation	4th Qtr 2024	Impact from Change in Asset Mix	Impact from Change in Asset Yield	Impact from Change in Funding Mix	Impact from Change in Funding Rates	4th Qtr 2025
	3.41%	-0.05%	-0.23%	-0.01%	0.31%	3.43%



Net Interest Income
Net Interest Margin
Earning Asset Yield
Cost of Funds
SOFR 90-Day Average
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
In millions
$191
$201
6.01%
5.69%
5.27%
4.35%
3.58%
3.47%
2.43%
2.22%
2024 Actual
2025 Actual

Year-over-Year Margin Reconciliation	2024	Impact from Change in Asset Mix	Impact from Change in Asset Yield	Impact from Change in Funding Mix	Impact from Change in Funding Rates	2025
	3.58%	-0.05%	-0.27%	-0.06%	0.27%	3.47%

Change in margin from 2024 to 2025	-11 bps
Net impact on margin from changes in MIX:	-11 bps
Net impact on margin from changes in RATES:	0 bps

Noninterest Income

Stable fee income


Service charges on accounts (+19%)
Payroll services (+14%)
Mortgage banking income (+6%)
Credit and debit card income (+4%)
Interest rate swap income (-39%)
Earnings on bank owned life insurance (+29%)
Other income (-30%)
(%) Reflects full year 2025 compared to full year 2024
$12mm
$10mm
$8mm
$6mm
$4mm
$2mm
$0mm
4Q24
1Q25
2Q25
3Q25
4Q25

Mortgage Loan Activity

Stable income and solid originations


MORTGAGE LOAN ORIGINATIONS
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(In thousands)
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
3rd Qtr 2025
4th Qtr 2025
Purchase mortgage loans originated
Refinance mortgage loans originated


MORTGAGE LOAN SALES
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Loans originated with intent to sell (in thousands)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sale of Mortgage Loans (in thousands)
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
3rd Qtr 2025
4th Qtr 2025
Total saleable mortgage loans
Income on sale of mortgage loans

Noninterest Expense

Overall stable cost structure

- Increase in medical expenses, and salary and benefit costs commensurate with asset growth
- Additional increase driven by acquisition costs


57.8%
54.3%
54.8%
55.7%
59.2%
$40mm
$30mm
$20mm
$10mm
$0mm
60%
50%
40%
30%
20%
10%
0%
4Q24
1Q25
2Q25
3Q25
4Q25
Other expense
Acquisition Costs
Data processing costs
Furniture and equipment
Occupancy
Salaries and benefits
Efficiency Ratio


2.40%
2.30%
2.20%
2.10%
2.00%
1.90%
2.25%
2.10%
2.21%
2.21%
2.31%
4Q24
1Q25
2Q25
3Q25
4Q25
Noninterest expense to average assets (annualized)

Transferable Energy Tax Credits

Closed five transferable tax credit deals for a tax benefit of $3.5 million in 2025

Additional benefit driven by investments in tax credit structures


$6.8mm
$5.1mm
$1.7mm
$48.4mm
$44.9mm
$3.5mm
Investments in Tax Credit Structures
Ammortization
Tax Benefit from TC Structure Investments
Transferable Tax Credit
Investments in Transferable Tax Investments
Tax Benefit from Transferable Tax credits

Loan Growth

Consistent Fundings

- Commercial loan focused
- Solid historical growth
- Top tier asset quality
- Linked quarter commercial loans contraction driven by:
    - Lines of credit paydowns due to excess cash
    - Assets Sales
    - Refinanced Nonowner Occupied CRE
    - Pay offs concentrated in back half of the year offset solid originations
- Increased reserve for unfunded commitment by $1 million in 4Q25

*reflects year end totals

Quarter end core commercial loan growth trends


$4.0B
$3.9B
$3.8B
$3.7B
$3.6B
$3.71B
$3.75B
$3.82B
$3.75B
$3.92B
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

Total Loan Portfolio Growth Trends*


$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
2020: $1.1B, $0.1B, $0.5B, $0.9B, $0.1B, $0.4B
2021: $1.1B, $0.0B, $0.6B, $1.0B, $0.2B, $0.5B
2022: $1.2B, $0.1B, $0.6B, $1.0B, $0.3B, $0.8B
2023: $1.3B, $0.1B, $0.7B, $1.0B, $0.3B, $0.9B
2024: $1.3B, $0.1B, $0.7B, $1.1B, $0.5B, $0.9B
2025: $1.4B, $0.1B, $0.8B, $1.1B, $0.5B, $0.9B
Commercial & industrial
Land development & construction
Owner occupied comm'l R/E
Non-owner occupied comm'l R/E
Multi-family & residential rental
Total retail

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers
- Continuing to build reserve for credit losses

Quarterly Asset Quality Metrics

($ in thousands)		4th Qtr 2024	1st Qtr 2025	2nd Qtr 2025	3rd Qtr 2025	4th Qtr 2025
Gross loan charge-offs	$	3,800	100	0	200	2,800
Recoveries	$	200	200	100	700	200
Net loan charge-offs (recoveries)	$	3,600	(100)	(100)	(500)	2,600
Net loan charge-offs (recoveries) to average loans		0.31%	(0.01%)	(0.01%)	(0.05%)	0.23%
Provision for credit losses	$	1,500	2,100	1,600	200	(700)
Allowance for credit losses	$	54,500	56,700	58,400	59,100	58,200
Allowance to loans		1.18%	1.22%	1.24%	1.28%	1.21%
Nonperforming loans	$	5,700	5,400	9,700	9,800	7,900
Other real estate/repossessed assets	$	0	0	0	0	0
Nonperforming loans to total loans		0.12%	0.12%	0.21%	0.21%	0.16%
Nonperforming assets to total assets		0.09%	0.09%	0.16%	0.16%	0.12%

Historical Nonperforming Loans to Total Loans*


1.00%
0.50%
0.00%
0.11%
0.07%
0.20%
0.08%
0.12%
0.16%
2020
2021
2022
2023
2024
2025
Nonperforming Loans/Total Loans

*Reflects period ends.

Funding sources designed to match asset repricing characteristics*

Floating rate:

- Shorten balance sheet duration
- Align with funding sources (of which a proportional amount has short durations and floating rates) to mitigate interest rate risk

Fixed rate:

- Match funded with fixed rate liabilities
- Fixed-rate loans and securities provide a natural hedge in a declining-rate environment.

*As of December 31, 2025


Total Loan Portfolio
Rate Type
Fixed Rate Loans: 23%
Variable Rate Loans: 77%


Total Loan Portfolio
Repricing Breakdown
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
0 - 12 Months
1 - 5 Years
Over 5 Years
Commercial
Variable Rate Loans
Commercial
Fixed Rate Loans
Retail
Variable Rate Loans
Retail
Fixed Rate Loans


Total Floating Rate Assets and Funding Sources
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
Floating Rate Assets
Liability Funding Sources
Interest-Earning Deposits
Variable Rate Retail Loans
Variable Rate Commercial Loans
Sweep Accounts
Non-Maturity Deposit


Total Fixed Rate Asset and Funding Sources
$5.0B
$4.5B
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
Fixed Rate Assets
Liability Funding Sources
Fixed Rate Securities
Fixed Rate Retail Loans
Fixed Rate Commercial Loans
FHLBI Advances
Time Deposits

Investment Portfolio

- Net unrealized losses (before tax) equaled $31 million as of December 31, 2025 compared to $63 million as of December 31, 2024
- Investment portfolio mix remains relatively unchanged, dominated by U.S Agency bonds
- Continue to build the U.S Agency portfolio as part of the strategy to reduce loan to deposit ratio and mitigate interest rate risk
  - Increased portfolio yield given higher rate environment
  - Laddered maturities but concentration on bond purchases with maturities in 3-5 years

Total Investment Portfolio Composition

As of December 31, 2025


$800,000mm
$700,000mm
$600,000mm
$500,000mm
$400,000mm
$300,000mm
$200,000mm
$100,000mm
$0mm
($100,000mm)
Unrealized Losses
Unrealized Gains
Amortized Cost
Fair Value
Agency Bonds
Municipal Bonds
Mortgage-Backed Securities
Treasury Bonds

As of December 31, 2024


$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
U.S. Gov't Agency Bonds
Municipal Bonds
Mortgage-Backed Securities

U.S. Agency Bond Segment Profile

Segment Growth


$800mm
$700mm
$600mm
$500mm
$400mm
$300mm
$200mm
$100mm
$0mm
($100mm)
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
12/31/24
6/30/25
12/31/2025
Net Unrealized Loss ($)
Book Value ($)
Average Yield (%)

Maturity Schedule*


$400mm
$350mm
$300mm
$250mm
$200mm
$150mm
$100mm
$50mm
$0mm
Amortized Cost
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.28%
2.68%
3.42%
One year or less
Over one through five years
Over five through ten years
Amortized Cost
Average Yield

*As of December 31, 2025

Deposits and Sweep Accounts


$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
4Q24
1Q25
2Q25
3Q25
4Q25
Money Market (+16%)
Noninterest-Bearing Checking (+0.1%)
Interest-Bearing Checking (+7%)
Savings (-7%)
Local Time $100,000 & Over (+5%)
Local Time Under $100,000 (+7%)
Sweep Accounts (+14%)
Brokered Deposits (+45%)

(%) Reflects full year 2025 compared to full year 2024


Personal
35%
Business
65%

Deposit Balances*

Deposits comprised primarily of business accounts

($ in thousands)	December 31, 2025		December 31, 2024	
	Personal	Business	Personal	Business
Noninterest-Bearing Checking	$ 216,100	1,123,700	194,300	1,070,200
Interest Checking	$ 249,800	707,700	183,200	555,100
Savings	$ 269,900	40,400	190,300	31,600
Money Market	$ 505,400	1,192,200	421,300	1,095,200
Certificates of Deposit	$ 558,600	290,200	514,900	292,600
Total Deposits	$ 1,799,800	3,354,200	1,504,000	3,044,700

*As of December 31, 2025, excludes brokered deposits

Large Depositors

(Includes Sweep Account Balances)

Stable Large Depositors

Depositors with over $5 million as of December 31, 2025

Total – 87 relationships aggregating $1.6 billion

- Business/Individual – 65 relationships aggregating $1.5 billion
- Governmental – 22 relationships aggregating $0.1 billion

Depositors with over $5 million as of December 31, 2020 (5 years ago), consisted of 66 relationships aggregating $959 million

- **46 relationships still maintain deposits over $5 million as of December 31, 2025**



Aggregate Balance of the 50 Depositors
($ millions)


$1,200
$1,000
$800
$600
$400
$200
$0
$501
$1,085
December 31, 2020
December 31, 2025

Capital Ratios

Both of Mercantile Bank Corp's subsidiaries, Mercantile Bank and Eastern Michigan Bank, have regulatory capital levels in excess of the amounts necessary to be categorized as "well capitalized."

Mercantile Bank Corporation Consolidated Capital Ratios


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
4th Qtr 2024
1st Qtr 2025
2nd Qtr 2025
3rd Qtr 2025
4th Qtr 2025
Tier 1 leverage capital ratio
Common equity risk-based capital ratio
Tier 1 risk-based capital ratio
Total risk-based capital ratio

Sources of Liquidity*

Source		Availability *($ in thousands)*
Unsecured Federal Funds Lines of Credit	$	50,000
FHLB of Indianapolis Advance Program	$	777,000
Unpledged Investments	$	491,000
Federal Reserve Discount Window	$	157,000

*As of December 31, 2025

Thoughts on 2026

PRIME / SOFR RATES

- No rate changes during 2026

PERFORMANCE METRICS

	1st QUARTER	2nd QUARTER	3rd QUARTER	4th QUARTER
Loan Growth (annualized)	5.00%-7.00%	5.00%-7.00%	5.00%-7.00%	5.00%-7.00%
Net Interest Margin	3.55%-3.65%	3.60%-3.70%	3.65%-3.75%	3.70%-3.80%
Fee Income	$10.0MM – $11.0MM	$11.0MM – $12.0MM	$11.0MM – $12.0MM	$10.5MM – $11.5MM
Overhead Costs[1]	$37.5MM – $38.5MM	$39.0MM – $40.0MM	$39.0MM – $40.0MM	$39.0MM – $40.0MM
Federal Tax Rate[2]	17%	17%	17%	17%

1. Excludes anticipated costs associated with core conversion
2. Reflects expected transferable energy tax credit acquisitions

Loan Portfolio Characteristics

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)		Balance	Percentage
COMMERCIAL LOANS			
Commercial and Industrial	$	1,374,500	29%
Real Estate – NonOwner Occupied	$	1,110,700	23%
Real Estate – Owner Occupied	$	778,900	16%
Real Estate – Multi-Family & Residential Rental	$	537,200	11%
Real Estate – Land Development & Residential Construction	$	117,400	2%
Total Commercial Loans	$	3,918,700	**81%**
RETAIL LOANS			
1 – 4 Family Mortgages	$	790,900	17%
Other Consumer	$	112,300	2%
Total Retail Loans	$	903,200	**19%**
TOTAL LOANS	$	4,821,900	**100%**

*As of December 31, 2025

Asset Quality Metrics

Quarter Trends
($ in thousands)

- Continued strong asset quality metrics
- 12 basis points nonperforming assets to total assets as of December 31, 2025

		12/31/24	3/31/25	6/30/25	9/30/25	12/31/25
Net loan charge-offs (recoveries)	$	3,600	(100)	(100)	(500)	2,600
Net loan charge-offs (recoveries) to average loans (annualized)		0.31%	(0.01%)	(0.01%)	(0.05%)	0.23%
Allowance to loans		1.18%	1.22%	1.24%	1.28%	1.21%
Nonperforming loans to total loans		0.12%	0.12%	0.21%	0.21%	0.16%
Nonperforming assets to total assets		0.09%	0.09%	0.16%	0.16%	0.12%

Lending Commitments

($ in millions)

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

		12/31/24	3/31/25	6/30/25	9/30/25	12/31/25
CONSTRUCTION LOANS						
Commercial	$	245	210	237	216	237
Residential	$	30	30	35	37	34
COMMITMENTS TO MAKE LOANS*	$	296	234	165	307	297
TOTAL	$	571	474	437	560	568

In 4Q25, the reserve for unfunded commitment increased by $1 million

Composition – Commercial Loans*


Commercial Real Estate - Multi-Family & Residential Rental 13%
Commercial Real Estate - Non-Owner Occupied 28%
Commercial & Industrial 36%
Commercial Real Estate - Owner Occupied 20%
Commercial Vacant Land, Land Development & Residential Construction 3%


Wholesale Trade 5%
Retail Trade 5%
Transportation & Warehousing 2%
Information <1%
Finance & Insurance 3%
Manufacturing 18%
Construction 6%
Services 19%
Real Estate, Rental & Leasing 40%
Agriculture, Oil & Gas Extraction & Utilities 1%

CREDIT RISK PROFILE BY INTERNAL CREDIT RISK GRADES ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$	655.4	55.9	493.7	434.7	151.5
Grades 5-7	$	704.7	61.3	277.7	673.3	385.7
Grades 8-9	$	14.4	0.2	7.5	2.7	0.0
Total Commercial	**$**	1,374.5	117.4	778.9	1,110.7	537.2

*As of December 31, 2025

Rate Type – Commercial Loans*

($ in millions)


22%
78%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

RATE TYPE BREAKDOWN

		Balance
Floating Rate Commercial Loans	$	3,046,800
Fixed Rate Commercial Loans	$	871,900
Total Commercial Loans	**$**	**3,918,700**

*As of December 31, 2025

Past Due Loans

Commercial and Retail Past Due Loans*

($ in millions)

		30-59 Days Past Due	60-89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial and Industrial	$	0.3	-	-	0.3	1,374.2	1,374.5	-
Vacant Land, Land Development, Residential Construction	$	0.1	-	-	0.1	117.3	117.4	-
Real Estate – Owner Occupied	$	0.2	-	-	0.2	778.7	778.9	-
Real Estate – Non-Owner Occupied	$	-	-	2.7	2.7	1,108.0	1,110.7	-
Real Estate – Multi-Family and Residential Rental	$	-	-	-	-	537.2	537.2	-
Total Commercial	**$**	0.6	-	2.7	3.3	3,915.3	3,918.7	-
1-4 Family Mortgages	$	1.0	0.4	0.2	1.6	789.3	790.9	-
Other Consumer Loans	$	0.6	-	-	0.6	111.7	112.3	-
Total Retail	**$**	1.6	0.4	0.2	2.2	901.0	903.2	-
Total Past Due Loans	**$**	2.2	0.4	2.9	5.5	4,816.4	4,821.9	-

*As of December 31, 2025. Excludes current non-accrual loans.

Past Due Loans


11 bps*
as % of
Total Loans
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
6/30/25
9/30/25
12/31/25
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of December 31, 2025

FDIC Commercial Real Estate Lending Concentration Guideline for Mercantile Bank

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025

Non-Owner Occupied Commercial Real Estate Lending*

- 87% of office NOO CRE is located in Michigan
- 34% of office is medical
- Increase in nonperforming NOO CRE loans related to one commercial loan relationship


Current NOO CRE Composition
Industrial
Office
Retail
Hotel
Assisted Living
Other
Remainder of Total Loans
7%
5%
5%
3%
1%
1%


Historical NonPerforming NOO CRE
(ending balance, $ in thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-20
Dec-21
Dec-22
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
NonPerforming NOO CRE ($ in thousands)

($ in thousands)		Balance	% of NOO CRE	% of Total Loans
Industrial	$	341,500	31%	7%
Office	$	246,000	22%	5%
Retail**	$	240,200	22%	5%
Hotel	$	152,300	14%	3%
Assisted Living	$	69,800	6%	2%
Other	$	60,900	5%	1%
Total	**$**	1,110,700	100%	23%

*As of December 31, 2025

**Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.

Company Overview

The largest bank founded, headquartered, and serving in Michigan.

OVERVIEW

- Founded in **1997** in Grand Rapids, MI.
- **$6.8** billion in total assets.
- Acquisition of Eastern Michigan Financial Corporation closed December 31, 2025
- More than **750 employees** and **over 50 locations**.
- Offers more than **75 products and services** supporting commercial, business, governmental, educational, nonprofit, treasury and personal banking needs.

WE INVEST IN OUR COMMUNITIES BY:

- Volunteering more than 24,000 hours supporting more than 900 organizations.
- Teaching more than 300 financial wellness classes.
- Donating over $1,000,000 to local non-profits and fundraisers.
- Employing 40+ interns each year, investing in the next generation.


MB
EMB (1)
Flint
Waterford
Ann Arbor

(1) *Excludes one loan production office (66 N. Howard Ave, Croswell).*

Strategic Areas of Focus

CLIENT EXPERIENCE

- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

GROWTH

- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

PEOPLE AND CULTURE

- Foster culture where all employees feel valued and empowered
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Banks' impact on the communities they serve

EFFICIENCY

- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

RISK MANAGEMENT

- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand enterprise risk management practices, monitoring, and reporting

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing and Receivables	•				
Bill Payment and ACH	•	•	•	•	•
Cash Management	•	•	•	•	•
Credit Card Rewards	•	•	•	•	•
Electric Vehicle Car Loan	•		•		
Health Savings Account	•	•			
In-House Payroll Services and Human Capital Management Solutions	•				
Integrated Payables	•	•	•	•	•
Integrated Receivables	•	•	•	•	•
Merchant Services	•	•	•	•	•
Personal Finance Management (Within Online and Mobile Banking)	•	•	•		•
Remote Deposit Capture	•	•	•	•	•

Mercantile Bank®